UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 17, 2022 (October 13, 2022)

EXTERRAN CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36875	47-3282259
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11000 Equity Drive Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 836-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EXTN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on October 13, 2022 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of January 24, 2022 (the “Merger Agreement”), by and between Exterran Corporation, a Delaware corporation (the “Company” and following the consummation of the Merger, the “Surviving Corporation”), Enerflex Ltd., a corporation formed under the laws of Canada (“Enerflex” or “Parent”) and Enerflex US Holdings Inc., a Delaware corporation and wholly owned subsidiary of Enerflex (“Merger Sub”), pursuant to which, among other things, Merger Sub will be merged with and into the Company, with the Company being the surviving entity and becoming a direct, wholly owned subsidiary of Enerflex (the “Merger”).

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the Closing Date, in connection with the Merger, the Company caused to be repaid in full all indebtedness, liabilities and other obligations under, and terminated, the Second Amended and Restated Credit Agreement, dated as of October 9, 2018 (as amended or otherwise modified from time to time, among Exterran Energy Solutions, L.P., a Delaware limited partnership (“EESLP”), the Company, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent and the Indenture dated as of April 4, 2017 by and among EESLP, EES Finance Corp., a Delaware corporation, the Company, the other guarantors named therein and Computershare Trust Company, N.A., as successor trustee to Wells Fargo Bank, National Association, as trustee.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of the Company, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time (“Company Common Stock”), other than certain excluded shares of Company Common Stock as described in the Merger Agreement, was automatically cancelled and converted into the right to receive 1.021 validly issued, fully paid and non-assessable common shares in the capital of Enerflex (such ratio, the “Exchange Ratio” and such consideration, the “Merger Consideration”), plus the right, if any, to receive cash in lieu of fractional shares of the Merger Consideration (the “Fractional Share Cash Amount”) into which such Company Common Stock would have been converted.

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 24, 2022, and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

On October 13, 2022, in connection with the completion of the Merger, the Surviving Corporation requested that the New York Stock Exchange (the “NYSE”) suspend trading in the Company Common Stock and file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting from the NYSE and deregistration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Company Common Stock. Following the effectiveness of the Form 25, the Surviving Corporation intends to file with the SEC a Form 15 requesting the termination of registration of the Company Common Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13(a) and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders

The information provided in the Introductory Note, Item 2.01 Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Effective Time, the holders of Company Common Stock outstanding immediately before the Merger ceased to have any rights as stockholders of the Company (other than their right to receive the Merger Consideration and the Fractional Share Consideration, if applicable).

Item 5.01.	Changes in Control of Registrant

The information provided in the Introductory Note, Item 2.01, Item 3.01 and Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the completion of the Merger, a change in control of the Company occurred and the Company became a direct and wholly-owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

In connection with, and by virtue of, the completion of the Merger, at the Effective Time, all of the directors of the Company ceased to be directors of the Company and members of any and all committees of the Company’s board of directors. In addition, in connection with, and by virtue of, the completion of the Merger, at the Effective Time, the following officers of the Company ceased to be officers of the Company: (i) Andrew Way, ceased to be the President and Chief Executive Officer of the Company, (ii) David Barta, ceased to be the Senior Vice President and Chief Financial Officer of the Company, (iii) Kelly Battle ceased to be the Vice President, General Counsel and Corporate Secretary of the Company, (iv) Kerric Peyton ceased to be the Senior Vice President of Health, Safety, Security and Environment of the Company and (v) Tara Wineinger ceased to be the Chief Human Resources Officer of the Company. These actions were in connection with the Merger and not as a result of any disagreements with the Company on any matters relating to the Company’s operations, policies or practices. From and after the Effective Time, the directors and officers of Merger Sub as of immediately prior to the Effective Time became the directors and officers of the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Pursuant to the Merger Agreement, as of the Effective Time, the Company’s then-existing Certificate of Incorporation and Amended and Restated Bylaws were amended and restated in their entirety. Copies of the Surviving Corporation’s Restated Certificate of Incorporation and Bylaws are filed as Exhibit 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Other Events.

On October 13, 2022, Enerflex issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of January 24, 2022, by and among the Company, Enerflex and Merger Sub (incorporated by reference herein to Exhibit 2.1 to the Company’s Form 8-K filed on January 24, 2022).

3.1	Restated Certificate of Incorporation of Enerflex US Holdings Inc.

3.2	Bylaws of Enerflex US Holdings Inc.

99.1	Press Release, dated October 13, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERFLEX US HOLDINGS INC.

	By:	/s/ David H. Izett
	Name:	David H. Izett
Date: October 17, 2022	Title:	Secretary